UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2021

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THE COMMUNITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

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Maryland	001-36094	52-1652138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3035 Leonardtown Road

Waldorf, Maryland 20601

(Address of Principal Executive Offices) (Zip Code)

(301) 645-5601

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCFC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) The annual meeting of stockholders of The Community Financial Corporation (the “Company”) was held on May 26, 2021.

(b) The matters considered and voted on by the stockholders at the annual meeting and the vote of the stockholders were as follows:

1.       The following directors were elected as directors for the terms set forth below by the following vote:

Three-Year Terms:

Name	Shares Voted For	Votes Withheld	Broker Non-Votes
Michael B. Adams	3,581,162	41,051	695,641
William J. Pasenelli	3,590,893	31,320	695,641
E. Lawrence Sanders, III	3,512,979	109,234	695,641
Austin J. Slater, Jr.	3,591,525	30,688	695,641
Joseph V. Stone, Jr.	3,586,279	35,934	695,641

Two-Year Term:

Name	Shares Voted For	Votes Withheld	Broker Non-Votes
Gregory C. Cockerham	3,588,133	34,080	695,641

One-Year Terms:

Name	Shares Voted For	Votes Withheld	Broker Non-Votes
James M. Burke	3,531,976	90,237	695,641
James F. Di Misa	3,552,582	69,631	695,641

2.       The appointment of Dixon Hughes Goodman LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified by the stockholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
4,313,458	2,766	1,630

3.       An advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved by the stockholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
3,413,622	193,911	14,680

There were 695,641 broker non-votes on this proposal.

Item 7.01 Regulation FD Disclosure.

On May 27, 2021, the Company, the holding company for Community Bank of the Chesapeake, will make available management's investor presentation materials. The presentation materials include information regarding the Company's operating and growth strategies and financial performance. Pursuant to Regulation FD, the presentation materials are furnished herewith and attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Number	Description

99.1	Presentation materials
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COMMUNITY FINANCIAL CORPORATION

Date: May 27, 2021	By:	/s/ William J. Pasenelli
William J. Pasenelli
Chief Executive Officer